Exhibit 31.1
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          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 302 of The Sarbanes-Oxley Act of 2002

I,  Raymond N.  Joeckel,  the  President  and Chief  Financial  Officer of Eagle
Exploration Company (the "Company"), certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of the Company;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the  period in which  this  report is being prepared;

(b)  Designed such internal  control over  financial  reporting,  or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

(c)  Evaluated  the  effectiveness  of the small  business  issuer's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in the small business issuer's internal control over financial  reporting  that occurred  during the small business issuer's most recent fiscal  quarter (the small  business  issuer's  fourth fiscal  quarter  in the  case of an  annual  report)  that  has  materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

(a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the small business  issuer's ability to record, process, summarize and report financial information; and

(b)  Any fraud,  whether or not  material,  that  involves  management  or other employees  who  have a  significant  role in the  small  business  issuer's internal control over financial reporting.

                                           /s/  Raymond N. Joeckel
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                                           Name: Raymond N. Joeckel
                                           Title: President and Chief Financial Officer

Dated: November 15, 2003